UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 23, 2006

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

10701 E. Ute Street Tulsa, Oklahoma	74116
(Address of Principal Executive Offices)	(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Matrix Service Company 2004 Stock Incentive Plan

On October 23, 2006, the stockholders of Matrix Service Company (the “Company”) approved the amendment and restatement of the Matrix Service Company 2004 Option Plan (the “Option Plan”). As amended and restated, the Option Plan was renamed the “Matrix Service Company 2004 Stock Incentive Plan” (the “Incentive Plan”). The Incentive Plan permits the grant of restricted stock, restricted stock units, stock appreciation rights and performance shares, in addition to options, which were available for grant under the Option Plan. Awards under the Incentive Plan may be granted until the tenth anniversary of the date of stockholder approval of the plan. Therefore, approval of the Incentive Plan extended the term of the plan from March 23, 2014, until October 23, 2016. Amendment No. 1 to the Incentive Plan (“Amendment No. 1”), further clarifies that the Company will not effect a “repricing” of an award of options or stock appreciation rights under the Incentive Plan without prior stockholder approval.

A more detailed description of the Incentive Plan is contained in the Company’s Proxy Statement on Schedule 14A for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 15, 2006 (the “2006 Proxy Statement”), and a more detailed description of Amendment No. 1 is contained in the Company’s Amended Schedule 14A filed on October 4, 2006. The Incentive Plan and Amendment No. 1 are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference as though fully set forth herein.

Restricted Stock Award Agreements

On October 23, 2006, the Compensation Committee approved forms of agreement pursuant to which restricted stock may be awarded to non-employee directors and management employees under the Incentive Plan. The forms of award agreement are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference as though fully set forth herein.

Restricted Stock Awards

On October 23, 2006, the Compensation Committee approved restricted stock awards under the Incentive Plan to non-employee Directors and to executive officers and management employees. The awards to non-employee directors are performance-based and the restrictions will lapse if the performance criteria are met at the end of three years. The awards to executive officers and management employees are based 50 percent on the satisfaction of performance criteria over a period of three years and 50 percent on continuation of employment over a five-year period.

The number of shares of restricted stock awarded to the individuals listed below were as follows:

Non-employee Directors:	Number of Shares of Restricted Stock Granted:
I. Edgar (Ed) Hendrix	3,400
Paul K. Lackey	3,400
Tom E. Maxwell	3,400
David J. Tippeconnic	3,400

Named Executive Officers

George L. Austin	6,600
James P. Ryan	3,300
James A. Bogan	3,300
John S. Newmeister	2,200

Amended Board Deferred Fee Plan

On October 23, 2006, the Compensation Committee of the Board of Directors approved an amendment to the Matrix Service Company Deferred Compensation Plan for Members of the Board of Directors (the “Deferred Fee Plan”), which permits members of the Board of Directors of the Company to defer compensation earned for services rendered to the Board. The amendment will be effective December 31, 2006 (such Deferred Fee Plan, as amended, the “Amended Deferred Fee Plan”). The amendment eliminates the option to defer fees in the form of phantom stock and is designed to comply in all material respects with the requirements of Internal Revenue Code Section 409A and proposed regulations thereunder. Beginning January 1, 2007, all deferrals will earn interest at a rate established by the Board. A copy of the Amended Deferred Fee Plan is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Severance Agreement; Amendment to Severance Agreements

On October 23, 2006, the Compensation Committee approved a form of severance agreement to be entered between the Company and certain executive officers (the “Severance Agreement “), including Michael J. Bradley upon his commencement of employment as President and Chief Executive Officer in early November 2006. The Severance Agreement, which is designed to comply with the requirements of Internal Revenue Code Section 409A and proposed regulations thereunder, will replace (1) the Chief Operating Officer Severance Agreement effective October 1, 2004, between the Company and James P. Ryan who is currently the President of Matrix Service Inc., a subsidiary of the Company, and (2) the Chief Financial Officer Severance Agreement effective June 1, 2004, between the Company and George L. Austin, Vice President Finance, Chief Financial Officer and Secretary of the Company. Mr. James A. Bogan, President of Matrix Service Industrial Contractors, Inc., a subsidiary of the Company, will also enter into a Severance Agreement, which will replace his Change of Control and Retention Agreement effective June 1, 2005. The form of Severance Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

On the same day, the Compensation Committee also approved the replacement of the form of Change of Control and Retention Agreement for other management personnel of the Company, which provides severance payments in the event of a change of control and adverse action against the employee. The new severance agreement (the “Management Retention Agreement”), is designed to comply with the requirements of Internal Revenue Code Section 409A and proposed regulations thereunder. The form of Management Retention Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Amendment to Retiring Director Awards

The Company previously announced that Hugh E. Bradley was retiring as a member of the Board of Directors effective with the 2006 Annual Meeting of Stockholders held on October 23, 2006.

On October 23, 2006, and in conjunction with his retirement, the Board of Directors approved, and the Company entered into, an agreement with Mr. Bradley (the “Amended Award Agreement”), to amend the stock option award agreements between him and the Company that were made pursuant to the Company’s 1995 Nonemployee Directors Stock Option Plan, as amended (the “Option Award Agreements”). Pursuant to the Option Award Agreements, Mr. Bradley was granted options to purchase shares of the Company’s common stock at the exercise price per share set forth in each respective Option Agreement. The Amended Award Agreement provides for (i) the accelerated vesting of all remaining unvested stock options awarded to Mr. Bradley in 2004 and 2005 and (ii) an extension of the exercise period for all vested stock options from 30 days from Mr. Bradley’s retirement, as provided in the Option Award Agreements, to the first anniversary of his retirement date.

The Amended Award Agreement is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Item 1.02. Termination of a Material Definitive Agreement.

On October 23, 2006, the Board of Directors terminated the Matrix Service Company 1995 Nonemployee Directors’ Stock Option Plan (the “1995 Plan”). The 1995 Plan provided for the grant to each non-employee director at the time of such director’s election of an option to purchase 10,000 shares of the Company’s common stock and, thereafter, as of the date of each annual meeting of stockholders, an option to purchase 5,000 shares of common stock. The Company does not intend to grant any additional options under the 1995 Plan to non-employee directors, who are eligible to receive awards of stock options, restricted stock and other types of incentive awards under the Incentive Plan. The termination of the 1995 Plan will have no effect on options outstanding thereunder on the termination date.

Item 3.03. Material Modification to Rights of Security Holders.

At the Company’s Annual Meeting of Stockholders held on October 23, 2006, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, to increase the number of authorized shares of common stock, $0.01 par value per share, from 30,000,000 to 60,000,000. A Certificate of Amendment to the Restated Certificate of Incorporation is expected to be filed by the Company in Delaware in the next several days. The Certificate of Amendment to the Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed herewith:

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Company (filed as Appendix A to the 2006 Proxy Statement and incorporated by reference herein).

10.1	Matrix Service Company 2004 Stock Incentive Plan (filed as Appendix B to the 2006 Proxy Statement and incorporated by reference herein).

10.2	Amendment No. 1 to Matrix Service Company 2004 Stock Incentive Plan (filed as Exhibit 10 to Amended Schedule 14A filed on October 4, 2006 and incorporated by reference herein).

10.3	Form of Restricted Stock Award Agreement for non-employee directors pursuant to Incentive Plan.

10.4	Form of Restricted Stock Award Agreement for employees pursuant to Incentive Plan.

10.5	Matrix Service Company Deferred Compensation Plan for Members of the Board of Directors effective December 31, 2006.

10.6	Form of Severance Agreement.

10.7	Form of Management Retention Agreement.

10.8	Amendment to Award Agreements by and between Matrix Service Company and Hugh E. Bradley dated as of October 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: October 27, 2006	By:	/s/ George L. Austin
George L. Austin
Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Company (filed as Appendix A to the 2006 Proxy Statement and incorporated by reference herein).

10.1	Matrix Service Company 2004 Stock Incentive Plan (filed as Appendix B to the 2006 Proxy Statement and incorporated by reference herein).

10.2	Amendment No. 1 to Matrix Service Company 2004 Stock Incentive Plan (filed as Exhibit 10 to Amended Schedule 14A filed on October 4, 2006 and incorporated by reference herein).

10.3	Form of Restricted Stock Award Agreement for non-employee directors pursuant to Incentive Plan.

10.4	Form of Restricted Stock Award Agreement for employees pursuant to Incentive Plan.

10.5	Matrix Service Company Deferred Compensation Plan for Members of the Board of Directors effective December 31, 2006.

10.6	Form of Severance Agreement.

10.7	Form of Management Retention Agreement.

10.8	Amendment to Award Agreements by and between Matrix Service Company and Hugh E. Bradley dated as of October 23, 2006.